                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

                       IN RE FLEMING COMPANIES, INC. ET AL.
            CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
                        REPORTING PERIOD: 9/7/03 - 10/4/03

                            MONTHLY OPERATING REPORT
 FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 45 DAYS AFTER
                               END OF THE PERIOD

Submit copy of report to any official committee appointed in the case.

                                                                                            DOCUMENT       EXPLANATION
REQUIRED DOCUMENTS                                                       FORM NO.           ATTACHED         ATTACHED
------------------                                                       --------           --------         --------
Schedule of Cash Receipts and Disbursements                              MOR - 1
  Weekly Receipts & Disbursements                                           A                 X
  Cash Disbursements by Petitioning Entity                                  B                 X
  Bank Account Information                                                  C                 X
Statement of Operations                                                   MOR-2               X
Balance Sheet                                                             MOR-3               X
Status of Pastpetition Taxes                                              MOR-4               X
 Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                                  X
 Copies of tax return is filed during reporting period (See Tax                                                  X
   Affidavit)
Summary of Unpaid Postpetition Debts                                      MOR-4               X
Summary Accounts Receivable Aging                                         MOR-5               X
Debtor  Questionaire                                                      MOR-5               X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:

/s/ Rebecca A. Roof                              Interim Chief Financial Officer
---------------------------------                -------------------------------
Signature of Responsible Party                   Title

Rebecca A. Roof                                  12/11/03
---------------------------------                -------------------------------
Printed Name of Responsible Party                Date

SPECIAL NOTE:

During its review of the Period 10 Monthly Operating Report (MOR), the Company became aware of the misclassification of several items reported in the Period 9 MOR. The Company will file an amended Period 9 MOR no later than December 19,2003. The cumulative effect of the correction of these misclassificaitons has been included herein.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 9/7/03 - 10/4/03

NOTES TO THE MONTHLY OPERATING REPORT

GENERAL

The report includes activity from the following Debtors and related Case Numbers [1] [2] [3] [4] [5] [6] [7] [8] [9] [10] [11] [12]:

DEBTOR                                                                       CASE NUMBER
------                                                                       -----------
INCLUDED IN FLEMING SECTION OF THE MOR AS APPLICABLE:
Fleming Companies, Inc.                                                       03-10945
ABCO Food Group, Inc.                                                         03-10946
ABCO Markets, Inc.                                                            03-10947
ABCO Realty Corp.                                                             03-10948
Favar Concepts, Ltd.                                                          03-10953
Fleming Foods Management Co., L.L.C.                                          03-10954
Fleming Foods of Texas, L.P.                                                  03-10955
Fleming International, Ltd.                                                   03-10956
Fleming Transportation Service, Inc.                                          03-10957
Fleming Supermarkets of Florida, Inc.                                         03-10958
Food 4 Less Beverage Company, Inc.                                            03-10959
FuelServ, Inc.                                                                03-10960
Piggly Wiggly Company                                                         03-10965
Progressive Realty, Inc.                                                      03-10966
Rainbow Food Group, Inc.                                                      03-10967
Retail Investments, Inc.                                                      03-10968
Retail Supermarkets, Inc.                                                     03-10970
RFS Marketing Services, Inc.                                                  03-10971
Richmar Foods, Inc.                                                           03-10972
Dunigan Fuels, Inc.                                                           03-10973

INCLUDED IN CORE-MARK SECTION OF THE MOR AS APPLICABLE [13]:
Core-Mark International, Inc.                                                 03-10944
ASI Office Automation, Inc.                                                   03-10949
Core-Mark Mid-Continent, Inc.                                                 03-10950
Core-Mark Interrelated Companies, Inc.                                        03-10951
C/M Products, Inc.                                                            03-10952
General Acceptance Corporation                                                03-10961
Marquise Ventures Company, Inc.                                               03-10962
Head Distributing Company                                                     03-10963
Minter Weisman Co.                                                            03-10964

NOTES:

[1] All information contained within this Monthly Operating Report is subject to change upon further reconciliation.

[2] "the Company" refers to Fleming Companies, Inc. and its related subsidiaries.

[3] Within this Monthly Operating Report Core-Mark's Eastern Divisions or "Fleming 7" refers to Head Distributing Company, Minter-Weisman, and the Marshfield, Chicago, Altoona and Leitchfield divisions included within Fleming Companies, Inc.

[4]  Period 3 refers to February 23, 2003 through March 22, 2003.

[5]  Period 4 refers to March 23, 2003 through April 19, 2003.

[6]  Period 5 refers to April 20, 2003 through May 17, 2003.

[7]  Period 6 refers to May 18, 2003 through June 14, 2003.

[8]  Period 7 refers to June 15 through July 12, 2003.

[9]  Period 8 refers to July 13 through August 9, 2003.

[10] Period 9 refers to August 10 through September 6, 2003.

[11] Period 10 refers to September 7, 2003 through October 4, 2003.

[12] The Monthly Operating Report excludes financial activity related to non-Debtor entities (i.e., Cerespan.com and Choteau Development Company,
     LLC).

[13] Core-Mark entities are on a different reporting schedule with period 10 reflecting a Balance Sheet as of September 30, 2003. The Statement of Operations has been estimated through October 4, 2003 to be consistent with Fleming.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   9/7/03 - 10/4/03
WEEKLY RECEIPTS AND DISBURSEMENTS [1]
(DOLLARS IN 000'S)

                                               -------------------------------------------------------------------------------------
                                                                                                            CURRENT     CUMULATIVE
                                                                                                            PERIOD        FILING
                                                WEEK 1      WEEK 2     WEEK 3     WEEK 4     WEEK 5[2]       TOTAL       TO DATE
                                               -------------------------------------------------------------------------------------
CASH RECEIPTS:
   Fleming Receipts                            $ 10,077       9,129      4,001      2,493         696     $  26,396    $ 2,399,103
   Core-Mark Receipts                            69,147      71,391     68,874     72,512      32,864       314,788      2,188,665
   Asset / Excess Inventory Sales & Other         1,698         319      1,128      1,574       1,513         6,232        270,503

----------------------------------------------------------------------------------------------------------------------------------
ACTUAL RECEIPTS                                $ 80,922    $ 80,839   $ 74,003   $ 76,579    $ 35,073     $ 347,416    $ 4,858,271
----------------------------------------------------------------------------------------------------------------------------------

CASH DISBURSEMENTS FROM OPERATIONS:
   Material Purchases - Fleming                $ (4,861)     (1,341)      (846)    (2,039)       (221)    $  (9,308)   $(1,618,642)
   Material Purchases - Core-Mark               (43,031)    (49,083)   (49,283)   (53,655)    (20,168)     (215,220)    (1,644,255)
   Tax Disbursements - Cigarettes                (8,215)    (10,963)   (10,705)   (11,848)     (4,586)      (46,317)      (302,306)
   Tax Disbursements - Other                        (38)       (103)      (132)        (2)         (2)         (277)        (8,047)
   Employee & Payroll                            (6,072)     (5,922)    (1,707)    (5,141)       (883)      (19,725)      (280,468)
   Lease & Recurring Costs                       (1,149)       (595)      (422)      (521)       (337)       (3,024)       (84,921)
   Other Operating Costs                         (1,797)     (4,030)    (4,474)    (2,596)       (512)      (13,409)      (211,240)

----------------------------------------------------------------------------------------------------------------------------------
ACTUAL CASH DISBURSEMENTS FROM OPERATIONS      $(65,163)   $(72,037)  $(67,569)  $(75,802)   $(26,709)    $(307,280)   $(4,149,879)
----------------------------------------------------------------------------------------------------------------------------------

CASH DISBURSEMENTS FROM NON-OPERATIONS:
   DSD/Critical Vendor/PACA Payments [3]            $ -           -     (4,000)         -           -     $  (4,000)   $   (92,781)
   Capital Expenditures                               -           -          -          -           -             -         (2,216)
   Restructuring & Professional Fees               (344)     (4,607)      (229)    (5,082)       (290)      (10,552)       (34,988)
   Interest & Financing                            (467)         (4)         -          -      (1,926)       (2,397)       (74,922)
   Other Non-Operating Costs                          -           -          -          -           -             -              -

----------------------------------------------------------------------------------------------------------------------------------
ACTUAL CASH DISBURSEMENTS FROM NON-OPERATIONS  $   (811)   $ (4,611)  $ (4,229)  $ (5,082)   $ (2,216)    $ (16,949)   $  (204,907)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
TOTAL ACTUAL DISBURSEMENTS                     $(65,974)   $(76,648)  $(71,798)  $(80,884)   $(28,925)    $(324,229)   $(4,354,786)
----------------------------------------------------------------------------------------------------------------------------------

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT PERIOD COLUMN)
------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                                   $ (324,229)
   LESS:  Transfers to Debtor in Possession Accounts                                           -
   PLUS:  Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)             -
                                                                                      ----------

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                       $ (324,229)
------------------------------------------------------------------------------------------------

NOTES

[1] Weekly Receipts and Disbursements include Core-Mark's and Fleming's September 1 through September 30 receipts and disbursements.

[2] Per agreement with the U.S. Trustee, cash receipts and disbursements related to September 1 through September 30 were only included. Therefore, Week 5 includes only two days related to cash receipts and disbursements for September 2003.

[3] The period 10 Monthly Operating report (including the period 4 through 9 Monthly Operating Reports previously filed) includes within the DSD/Critical Vendor/PACA Payments, among others, DSD and PACA disbursements made to segregated escrow accounts for future disbursement. The DSD and PACA escrow disbursements do not represent actual DSD and PACA settlement disbursements made during the period, only those funds set aside in escrow.

                                                                   FORM MOR - 1A

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   9/7/03 - 10/4/03
CASH DISBURSEMENTS BY PETITIONING ENTITY [1]
(DOLLARS IN 000'S)

------------------------------------------------------------------------------------------------------------
PETITIONING ENTITIES                        CASE NUMBER    CURRENT PERIOD TOTAL    CUMULATIVE FILING TO DATE
------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.                 03-10944         $ (182,840)                $ (1,436,475)
Fleming Companies, Inc.                       03-10945            (60,665)                  (2,001,166)
ABCO Food Group, Inc.                         03-10946                  -                            -
ABCO Markets, Inc.                            03-10947                  -                            -
ABCO Realty Corp.                             03-10948                  -                            -
ASI Office Automation, Inc.                   03-10949                  -                            -
Core-Mark Mid-Continent, Inc.                 03-10950            (42,827)                    (303,473)
Core-Mark Interrelated Companies, Inc.        03-10951             (6,880)                     (48,073)
C/M Products, Inc.                            03-10952                  -                            -
Favar Concepts, Ltd.                          03-10953                  -                         (667)
Fleming Foods Management Co., L.L.C.          03-10954                  -                            -
Fleming Foods of Texas, L.P.                  03-10955                341                     (113,245)
Fleming International, Ltd.                   03-10956                  1                       (1,399)
Fleming Transportation Service, Inc.          03-10957                114                          117
Fleming Supermarkets of Florida, Inc.         03-10958                  -                            -
Food 4 Less Beverage Company, Inc.            03-10959                  -                            -
Fuelserv, Inc.                                03-10960                  -                            -
General Acceptance Corporation                03-10961                  -                            -
Marquise Ventures Company, Inc.               03-10962                  -                            -
Head Distributing Company                     03-10963             (6,172)                     (45,171)
Minter Weisman Co.                            03-10964            (25,363)                    (135,704)
Piggly Wiggly Company                         03-10965                (78)                        (895)
Progressive Realty, Inc.                      03-10966                  -                           (4)
Rainbow Food Group, Inc.                      03-10967                (15)                     (31,741)
Retail Investments, Inc.                      03-10968                (70)                    (165,195)
Retail Supermarkets, Inc.                     03-10970                  -                            -
RFS Marketing Services, Inc.                  03-10971                  -                            -
Richmar Foods, Inc.                           03-10972                 42                      (71,628)
Dunigan Fuels, Inc.                           03-10973                183                          (67)
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
TOTAL ACTUAL DISBURSEMENTS [2] [3]                             $ (324,229)                $ (4,354,786)
------------------------------------------------------------------------------------------------------

NOTES

[1] Employee and Payroll disbursements, per the Weekly Receipts and Disbursements schedule, were not available on an entity by entity basis. As a result, the total Core-Mark and Fleming Employee and Payroll disbursements for 9/1/03 - 9/30/03 (approximately $12.4 million for Fleming and approximately $7.3 million for Core-Mark) were allocated to the related Fleming and Core-Mark entities based on the % of each entities total sales to total Fleming Sales/Core-Mark sales. In particular, Core-Mark's disbursements were allocated to the 9 entities (Head Distributing and Minter Weisman are not included in Fleming's payroll total as of Period 7) and Fleming's disbursements to the 20 Fleming entities.

[2] Total cash disbursements provided by both Core-Mark and Fleming during the period did not agree to Total Actual Disbursements on the Weekly Receipts and Disbursement schedule. Therefore, the difference was allocated between the Core-Mark and Fleming entities based on each entities % of total cash disbursements prior to allocation.

[3] Total Actual Disbursements contain Core-Mark's and Fleming's disbursements for 9/1/03 - 9/30/03 for the Current Period and for 4/1/03 - 9/30/03 for the Cumulative Filing to Date.

                                                                   FORM MOR - 1B

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   9/7/03 - 10/4/03
BANK ACCOUNT INFORMATION

----------------------------------------------------------------------------------------------------------
                                                                 ACCOUNT
PETITIONING ENTITIES                    BANK                      NUMBER                  TYPE
----------------------------------------------------------------------------------------------------------
Fleming Companies, Inc.           Bank of America               1257001012         Depository
Fleming Companies, Inc.           Bank of America               1257401015         Depository
Fleming Companies, Inc.           Bank of America               1257601014         Depository
Fleming Companies, Inc.           Bank of America               1376034850         Depository
Fleming Companies, Inc.           Bank of America               1595458455         Depository
Fleming Companies, Inc.           Bank of America               3750955004         Depository
Fleming Companies, Inc.           Bank of America               3751022745         Depository
Fleming Companies, Inc.           Bank of America               3751278599         Depository
Fleming Companies, Inc.           Bank of America               3751279446         Depository
Fleming Companies, Inc.           Bank of America               3751281308         Depository
Fleming Companies, Inc.           Bank of America               3751301107         Depository
Fleming Companies, Inc.           Bank of America               3751372819         Depository
Fleming Companies, Inc.           Bank of America               3751508777         Depository
Fleming Companies, Inc.           Bank of America               3751525666         Depository
Fleming Companies, Inc.           Bank of America               3751572091         Depository
Fleming Companies, Inc.           Bank of America               3751589327         Depository
Fleming Companies, Inc.           Bank of America               3751889438         Depository
Fleming Companies, Inc.           Bank of America               3751917397         Depository
Fleming Companies, Inc.           Bank of America               8188812687         Depository
Fleming Companies, Inc.           Bank One                        10148350         Disbursement
Fleming Companies, Inc.           Bank One                        10218510         Depository
Fleming Companies, Inc.           Bank One                       622743383         Depository
Fleming Companies, Inc.           First Hawaiian Bank             53015409         Depository
Fleming Companies, Inc.           JP Morgan                     6300030353         Disbursement
Fleming Companies, Inc.           JP Morgan                     6300035972         Disbursement
Fleming Companies, Inc.           JP Morgan                     6300036129         Disbursement
Fleming Companies, Inc.           JP Morgan                     6300036160         Disbursement
Fleming Companies, Inc.           JP Morgan                     6300062117         Disbursement
Fleming Companies, Inc.           JP Morgan                     6300064998         Disbursement
Fleming Companies, Inc.           JP Morgan                     6300065052         Disbursement
Fleming Companies, Inc.           JP Morgan                     6300065086         Disbursement
Fleming Companies, Inc.           JP Morgan                     8805174594         Disbursement
Fleming Companies, Inc.           JP Morgan                     8805175195         Depository
Fleming Companies, Inc.           JP Morgan                     8805175609         Depository
Fleming Companies, Inc.           JP Morgan                     8805223029         Disbursement
Fleming Companies, Inc.           JP Morgan                     8806170047         Disbursement
Fleming Companies, Inc.           JP Morgan                     8806212427         Depository
Fleming Companies, Inc.           JP Morgan                     8806212435         Depository
Fleming Companies, Inc.           JP Morgan                     8806212468         Depository
Fleming Companies, Inc.           JP Morgan                     8806212583         Depository
Fleming Companies, Inc.           JP Morgan                     8806212591         Depository
Fleming Companies, Inc.           JP Morgan                     8806231716         Depository
Fleming Companies, Inc.           JP Morgan                     8806231732         Depository
Fleming Companies, Inc.           JP Morgan                     8806232185         Depository
Fleming Companies, Inc.           JP Morgan                     8806232193         Depository
Fleming Companies, Inc.           JP Morgan                     8806232201         Depository
Fleming Companies, Inc.           JP Morgan                     8806232219         Depository
Fleming Companies, Inc.           JP Morgan                     8806232805         Depository
Fleming Companies, Inc.           JP Morgan                     8806257778         Depository
Fleming Companies, Inc.           JP Morgan                     8806258339         Depository
Fleming Companies, Inc.           JP Morgan                     8806322309         Depository
Fleming Companies, Inc.           JP Morgan                     8806362925         Disbursement
Fleming Companies, Inc.           JP Morgan                     8806362933         Disbursement
Fleming Companies, Inc.           JP Morgan                     8806363428         Depository
Fleming Companies, Inc.           JP Morgan                     8806370886         Disbursement
Fleming Companies, Inc.           M&I                             12263119         Depository
Fleming Companies, Inc.           M&I                             13004134         Depository
Fleming Companies, Inc.           M&I                             14133911         Depository
Fleming Companies, Inc.           M&I                             18241234         Depository
Fleming Companies, Inc.           Manufacturers Trust             12001749         Depository
Fleming Companies, Inc.           Waukesha                         2726887         Disbursement
Fleming Companies, Inc.           Waukesha                        10428672         Depository
Fleming Companies, Inc.           Waukesha                        10478473         Depository
Core-Mark International, Inc      Adel Banking Co                 15797201         Disbursement
Core-Mark International, Inc      Bank Of Montreal           0004-1664-436         Disbursement
Core-Mark International, Inc      Bank Of Montreal             07600000313         Depository/Disbursement
Core-Mark International, Inc      Bank Of Montreal             07601102397         Disbursement
Core-Mark International, Inc      Bank Of Montreal             07601154963         Disbursement

                                                                   FORM MOR - IC

----------------------------------------------------------------------------------------------------------
                                                                 ACCOUNT
PETITIONING ENTITIES                    BANK                      NUMBER                  TYPE
----------------------------------------------------------------------------------------------------------
Fleming Companies, Inc.           Bank of America               1257001012         Depository
Core-Mark International, Inc      Bank Of Montreal             07604601086         FX Swap Funding Acct
Core-Mark International, Inc      Bank Of Montreal            127881013601         Disbursement
Core-Mark International, Inc      Bank Of Montreal              5691032070         Disbursement
Core-Mark International, Inc      Bank One                         1113117         Depository
Core-Mark International, Inc      JP Morgan                      323252028         Depository
Core-Mark International, Inc      JP Morgan                     8806322317         Depository
Core-Mark International, Inc      JP Morgan Chase                601809668         Disbursement
Core-Mark International, Inc      JP Morgan Chase               9102775419         Disbursement
Core-Mark International, Inc      JP Morgan Chase               9102775427         Disbursement
Core-Mark International, Inc      JP Morgan Chase               9102775435         Disbursement
Core-Mark International, Inc      JP Morgan Chase               9102775443         Disbursement
Core-Mark International, Inc      Scotia Bank                 112390010715         Depository
Core-Mark International, Inc      Scotia Bank                4052700104313         Depository
Core-Mark International, Inc      Scotia Bank                 714800001414         Depository
Core-Mark International, Inc      Scotia Bank                  71480000914         Depository
Core-Mark International, Inc      Scotia Bank                 714800011312         Depository
Core-Mark International, Inc      Washington Trust Bank         1001823194         Depository
Core-Mark International, Inc      Wells Fargo                   4091220731         Depository
Core-Mark International, Inc      Wells Fargo                   4128523081         Depository
Core-Mark International, Inc      Wells Fargo                   4159287788         Depository
Core-Mark International, Inc      Wells Fargo                   4159555366         Depository
Core-Mark International, Inc      Wells Fargo                   4159688902         Depository
Core-Mark International, Inc      Wells Fargo                   4311848436         Depository
Core-Mark International, Inc      Wells Fargo                   4311848584         Disbursement
Core-Mark International, Inc      Wells Fargo                   4496851460         Depository
Core-Mark International, Inc      Wells Fargo                   4518099999         Depository
Core-Mark International, Inc      Wells Fargo                   4518100110         Depository
Core-Mark International, Inc      Wells Fargo                   4518100177         Depository
Core-Mark International, Inc      Wells Fargo                   4518100235         Depository
Core-Mark International, Inc      Wells Fargo                   4518110564         Disbursement
Core-Mark International, Inc      Wells Fargo                   4758355309         Depository
Core-Mark International, Inc      Wells Fargo                   4759613938         Disbursement
Core-Mark International, Inc      Wells Fargo                   4801900069         Depository
Core-Mark International, Inc      Wells Fargo                   4801908815         Depository
Core-Mark International, Inc      Wells Fargo / Wachovia         540459849         Disbursement
Core-Mark International, Inc      Wilson & Muir                    7516436         Depository
Head Distributing Co.             Bank Of America               3752010688         Depository
Head Distributing Co.             Suntrust                      8801337430         Depository
Head Distributing Co.             Union Planters Bank           3500594164         Depository
Minter Weisman                    Bank of America               3299781296         Disbursement
Plymouth (minter weisman)         US Bank                     160234449926         Depository
Retail Investment, Inc.           JP Morgan                      860900985         Depository/Disbursement

                                                                   FORM MOR - IC

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   9/7/03 - 10/4/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

---------------------------------------------------------------------------
                                                        SEPTEMBER 7, 2003 -
FLEMING COMPANIES, INC. & SUBSIDIARIES [2]                OCTOBER 4, 2003
---------------------------------------------------------------------------
NET SALES                                                   $ 327,630
COSTS AND EXPENSES: [3]
     Cost of sales                                           (321,126)
     Selling and administrative                               (11,717)
     Reorganization items, net                                   (385)
     Interest expense                                            (232)
     Interest income and other                                    203
     Impairment/restructuring charges                            (231)
     Litigation charges                                             -
---------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                            (333,488)
---------------------------------------------------------------------

     Income/(Loss) before income taxes                         (5,858)
     Taxes on income/(loss)                                         -
---------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                  (5,858)
---------------------------------------------------------------------
DISCONTINUED OPERATIONS: [4]
     Income/(Loss) before income taxes                        (59,253)
     Taxes on income/(loss)                                         -
---------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS               (59,253)
---------------------------------------------------------------------

---------------------------------------------------------------------
NET INCOME/(LOSS)                                           $ (65,111)
---------------------------------------------------------------------

NOTES

[1] Results of certain legal entities have been approximated to the 28 days from September 7, 2003 through October 4, 2003. See additional detail explanation on each Statement of Operations.

[2] Excludes ABCO Markets, Inc., ABCO Realty Corp., ASI Office Automation, Inc., C/M Products, Inc., Fleming Foods Management Co., L.L.C., Fleming Supermarkets of Florida, Inc., Food 4 Less Beverage Company, Inc., FuelServ, Inc., General Acceptance Corporation, Marquise Ventures Company, Inc. and Retail Supermarkets, Inc. as these entities had no activity during the period. In addition, no individual Statement of Operations have been provided for these legal entities in the Monthly Operating Report. The individual Statements of Operations for RFS Marketing Services, Inc., Dunigan Fuels, Inc., Progressive Realty, Inc. and Retail Investments, Inc were included, although they had no activity in their Statements of Operations, because their balance sheets did have activity and have been included in the Monthly Operating Report.

[3] Certain expenses are recorded each period using estimates, then reviewed and adjusted at the end of a quarter (i.e., self-insurance reserves, allowance for bad debts, etc.).

[4] Continuing Operations as of Period 10, 2003 includes only the convenience business (or Core-Mark, including the Fleming 7). All other businesses have been reclassified as Discontinued Operations as required by SFAS 146.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   9/7/03 - 10/4/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

-----------------------------------------------------------------------------------
                                                                SEPTEMBER 7, 2003 -
ABCO FOOD GROUP, INC.                                             OCTOBER 4, 2003
-----------------------------------------------------------------------------------
NET SALES                                                              $ -
COSTS AND EXPENSES:
     Cost of sales                                                       -
     Selling and administrative                                          -
     Reorganization items, net                                           -
     Interest expense                                                    -
     Interest income and other                                           -
     Impairment/restructuring charges                                    -
     Litigation charges                                                  -
--------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                        -
--------------------------------------------------------------------------

     Income/(Loss) before income taxes                                   -
     Taxes on income/(loss)                                              -
--------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                            -
--------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                   1
     Taxes on income/(loss)                                              -
--------------------------------------------------------------------------

     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                          1
--------------------------------------------------------------------------

--------------------------------------------------------------------------
NET INCOME/(LOSS)                                                      $ 1
--------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended
    October 4, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   9/7/03 - 10/4/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

--------------------------------------------------------------------------------------
                                                                   SEPTEMBER 1, 2003 -
CORE-MARK INTERNATIONAL, INC.                                       SEPTEMBER 30, 2003
--------------------------------------------------------------------------------------
NET SALES                                                               $ 222,488
COSTS AND EXPENSES:
     Cost of sales                                                       (222,417)
     Selling and administrative                                            (5,711)
     Reorganization items, net                                               (386)
     Interest expense                                                         (15)
     Interest income and other                                                159
     Impairment/restructuring charges                                         (15)
     Litigation charges                                                         -
---------------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                        (228,385)
---------------------------------------------------------------------------------

     Income/(Loss) before income taxes                                     (5,897)
     Taxes on income/(loss)                                                     -
---------------------------------------------------------------------------------

     INCOME/(LOSS) FROM CONTINUING OPERATIONS                              (5,897)
---------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                          -
     Taxes on income/(loss)                                                     -
---------------------------------------------------------------------------------

     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                 -
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                       $  (5,897)
---------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 30 days ended September 30, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended October 4, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   9/7/03 - 10/4/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

----------------------------------------------------------------------------------------
                                                                     SEPTEMBER 1, 2003 -
CORE-MARK INTERRELATED COMPANIES, INC.                               SEPTEMBER 30, 2003
----------------------------------------------------------------------------------------
NET SALES                                                                 $ 6,829
COSTS AND EXPENSES:
     Cost of sales                                                         (6,531)
     Selling and administrative                                              (102)
     Reorganization items, net                                                  -
     Interest expense                                                           -
     Interest income and other                                                  -
     Impairment/restructuring charges                                           -
     Litigation charges                                                         -
---------------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                          (6,633)
---------------------------------------------------------------------------------

     Income/(Loss) before income taxes                                        196
     Taxes on income/(loss)                                                     -
---------------------------------------------------------------------------------

     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                 196
---------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                          -
     Taxes on income/(loss)                                                     -
---------------------------------------------------------------------------------

     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                 -
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                         $   196
---------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 30 days ended September 30, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended October 4, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   9/7/03 - 10/4/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

---------------------------------------------------------------------------------------
                                                                    SEPTEMBER 1, 2003 -
CORE-MARK MID-CONTINENT, INC.                                       SEPTEMBER 30, 2003
---------------------------------------------------------------------------------------
NET SALES                                                                $ 41,965
COSTS AND EXPENSES:
     Cost of sales                                                        (40,516)
     Selling and administrative                                              (773)
     Reorganization items, net                                                  -
     Interest expense                                                           -
     Interest income and other                                                  -
     Impairment/restructuring charges                                           -
     Litigation charges                                                         -
---------------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                         (41,289)
---------------------------------------------------------------------------------

     Income/(Loss) before income taxes                                        676
     Taxes on income/(loss)                                                     -
---------------------------------------------------------------------------------

     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                 676
---------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                          -
     Taxes on income/(loss)                                                     -
---------------------------------------------------------------------------------

     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                 -
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                        $    676
---------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 30 days ended September 30, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended October 4, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 9/7/03 - 10/4/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                                   SEPTEMBER 7, 2003 -
                   DUNIGAN FUELS, INC.                               OCTOBER 4, 2003
--------------------------------------------------------------------------------------
NET SALES                                                          $                 -
COSTS AND EXPENSES:
       Cost of sales                                                                 -
       Selling and administrative                                                    -
       Reorganization items, net                                                     -
       Interest expense                                                              -
       Interest income and other                                                     -
       Impairment/restructuring charges                                              -
       Litigation charges                                                            -
--------------------------------------------------------------------------------------
           TOTAL COSTS AND EXPENSES                                                  -
--------------------------------------------------------------------------------------

       Income/(Loss) before income taxes                                             -
       Taxes on income/(loss)                                                        -
--------------------------------------------------------------------------------------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS                                      -
--------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                                             -
       Taxes on income/(loss)                                                        -
--------------------------------------------------------------------------------------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                    -
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                  $                 -
--------------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended
    October 4, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 9/7/03 - 10/4/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                                   SEPTEMBER 7, 2003 -
                 FAVAR CONCEPTS, LTD                                 OCTOBER 4, 2003
--------------------------------------------------------------------------------------
NET SALES                                                          $                 -
COSTS AND EXPENSES:
       Cost of sales                                                                 -
       Selling and administrative                                                    -
       Reorganization items, net                                                     -
       Interest expense                                                              -
       Interest income and other                                                     -
       Impairment/restructuring charges                                              -
       Litigation charges                                                            -
--------------------------------------------------------------------------------------
           TOTAL COSTS AND EXPENSES                                                  -
--------------------------------------------------------------------------------------

       Income/(Loss) before income taxes                                             -
       Taxes on income/(loss)                                                        -
--------------------------------------------------------------------------------------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS                                      -
--------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                                           (45)
       Taxes on income/(loss)                                                        -
--------------------------------------------------------------------------------------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                  (45)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                  $               (45)
--------------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended
    October 4, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 9/7/03 - 10/4/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                                   SEPTEMBER 7, 2003 -
                  FLEMING COMPANIES, INC.                            OCTOBER 4, 2003
--------------------------------------------------------------------------------------
NET SALES                                                          $            23,621
COSTS AND EXPENSES:
       Cost of sales                                                           (20,868)
       Selling and administrative                                               (2,054)
       Reorganization items, net                                                     1
       Interest expense                                                           (217)
       Interest income and other                                                    43
       Impairment/restructuring charges                                           (216)
       Litigation charges                                                            -
--------------------------------------------------------------------------------------
           TOTAL COSTS AND EXPENSES                                            (23,311)
--------------------------------------------------------------------------------------

       Income/(Loss) before income taxes                                           310
       Taxes on income/(loss)                                                        -
--------------------------------------------------------------------------------------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS                                    310
--------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                                       (26,321)
       Taxes on income/(loss)                                                        -
--------------------------------------------------------------------------------------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                              (26,321)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                  $           (26,011)
--------------------------------------------------------------------------------------

NOTES

[1] The period of results for the continuing operations of this legal entity
    (four convenience divisions) was for the 30 days ended September 30, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended October 4, 2003. The period of results for the discontinued operations of this legal entity was for 28 days ended October 4, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 9/7/03 - 10/4/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                                   SEPTEMBER 7, 2003 -
             FLEMING FOODS OF TEXAS, L.P.                            OCTOBER 4, 2003
--------------------------------------------------------------------------------------
NET SALES                                                          $                 -
COSTS AND EXPENSES:
       Cost of sales                                                                 -
       Selling and administrative                                                    -
       Reorganization items, net                                                     -
       Interest expense                                                              -
       Interest income and other                                                     -
       Impairment/restructuring charges                                              -
       Litigation charges                                                            -
--------------------------------------------------------------------------------------
           TOTAL COSTS AND EXPENSES                                                  -
--------------------------------------------------------------------------------------

       Income/(Loss) before income taxes                                             -
       Taxes on income/(loss)                                                        -
--------------------------------------------------------------------------------------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS                                      -
--------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                                       (24,687)
       Taxes on income/(loss)                                                        -
--------------------------------------------------------------------------------------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                              (24,687)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                  $           (24,687)
--------------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended
    October 4, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 9/7/03 - 10/4/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                                   SEPTEMBER 7, 2003 -
           FLEMING INTERNATIONAL, LTD                                OCTOBER 4, 2003
--------------------------------------------------------------------------------------
NET SALES                                                          $                 -
COSTS AND EXPENSES:
      Cost of sales                                                                  -
      Selling and administrative                                                     -
      Reorganization items, net                                                      -
      Interest expense                                                               -
      Interest income and other                                                      -
      Impairment/restructuring charges                                               -
      Litigation charges                                                             -
--------------------------------------------------------------------------------------
           TOTAL COSTS AND EXPENSES                                                  -
--------------------------------------------------------------------------------------

      Income/(Loss) before income taxes                                              -
      Taxes on income/(loss)                                                         -
--------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                       -
--------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                            (55)
      Taxes on income/(loss)                                                         -
--------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                   (55)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                  $               (55)
--------------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended
    October 4, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 9/7/03 - 10/4/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                                   SEPTEMBER 7, 2003 -
       FLEMING TRANSPORTATION SERVICES, INC.                         OCTOBER 4, 2003
--------------------------------------------------------------------------------------
NET SALES                                                          $                 -
COSTS AND EXPENSES:
       Cost of sales                                                                 -
       Selling and administrative                                                    -
       Reorganization items, net                                                     -
       Interest expense                                                              -
       Interest income and other                                                     -
       Impairment/restructuring charges                                              -
       Litigation charges                                                            -
--------------------------------------------------------------------------------------
           TOTAL COSTS AND EXPENSES                                                  -
--------------------------------------------------------------------------------------

       Income/(Loss) before income taxes                                             -
       Taxes on income/(loss)                                                        -
--------------------------------------------------------------------------------------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS                                      -
--------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                                        (5,235)
       Taxes on income/(loss)                                                        -
--------------------------------------------------------------------------------------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                               (5,235)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                  $            (5,235)
--------------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended
    October 4, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 9/7/03 - 10/4/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                                   SEPTEMBER 1, 2003 -
              HEAD DISTRIBUTING COMPANY                            SEPTEMBER 30, 2003
--------------------------------------------------------------------------------------
NET SALES                                                          $             7,158
COSTS AND EXPENSES:
       Cost of sales                                                            (7,257)
       Selling and administrative                                               (1,256)
       Reorganization items, net                                                     -
       Interest expense                                                              -
       Interest income and other                                                     1
       Impairment/restructuring charges                                              -
       Litigation charges                                                            -
--------------------------------------------------------------------------------------
           TOTAL COSTS AND EXPENSES                                             (8,512)
--------------------------------------------------------------------------------------

       Income/(Loss) before income taxes                                        (1,354)
       Taxes on income/(loss)                                                        -
--------------------------------------------------------------------------------------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS                                 (1,354)
--------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                                             -
       Taxes on income/(loss)                                                        -
--------------------------------------------------------------------------------------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                    -
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                  $            (1,354)
--------------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 30 days ended
    September 30, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended October 4, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 9/7/03 - 10/4/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                                   SEPTEMBER 1, 2003 -
                  MINTER-WEISMAN CO.                               SEPTEMBER 30, 2003
--------------------------------------------------------------------------------------
NET SALES                                                          $            25,569
COSTS AND EXPENSES:
       Cost of sales                                                           (23,537)
       Selling and administrative                                               (1,821)
       Reorganization items, net                                                     -
       Interest expense                                                              -
       Interest income and other                                                     -
       Impairment/restructuring charges                                              -
       Litigation charges                                                            -
--------------------------------------------------------------------------------------
           TOTAL COSTS AND EXPENSES                                            (25,358)
--------------------------------------------------------------------------------------

       Income/(Loss) before income taxes                                           211
       Taxes on income/(loss)                                                        -
--------------------------------------------------------------------------------------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS                                    211
--------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                                             -
       Taxes on income/(loss)                                                        -
--------------------------------------------------------------------------------------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                    -
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                  $               211
--------------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 30 days ended
    September 30, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended October 4, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 9/7/03 - 10/4/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                                   SEPTEMBER 7, 2003 -
                PIGGLY WIGGLY COMPANY                                OCTOBER 4, 2003
--------------------------------------------------------------------------------------
NET SALES                                                          $                 -
COSTS AND EXPENSES:
       Cost of sales                                                                 -
       Selling and administrative                                                    -
       Reorganization items, net                                                     -
       Interest expense                                                              -
       Interest income and other                                                     -
       Impairment/restructuring charges                                              -
       Litigation charges                                                            -
--------------------------------------------------------------------------------------
           TOTAL COSTS AND EXPENSES                                                  -
--------------------------------------------------------------------------------------

       Income/(Loss) before income taxes                                             -
       Taxes on income/(loss)                                                        -
--------------------------------------------------------------------------------------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS                                      -
--------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                                        (1,056)
       Taxes on income/(loss)                                                        -
--------------------------------------------------------------------------------------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                               (1,056)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                  $            (1,056)
--------------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended
    October 4, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 9/7/03 - 10/4/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                                   SEPTEMBER 7, 2003 -
               PROGRESSIVE REALTY, INC.                              OCTOBER 4, 2003
--------------------------------------------------------------------------------------
NET SALES                                                          $                 -
COSTS AND EXPENSES:
       Cost of sales                                                                 -
       Selling and administrative                                                    -
       Reorganization items, net                                                     -
       Interest expense                                                              -
       Interest income and other                                                     -
       Impairment/restructuring charges                                              -
       Litigation charges                                                            -
--------------------------------------------------------------------------------------
           TOTAL COSTS AND EXPENSES                                                  -
--------------------------------------------------------------------------------------

       Income/(Loss) before income taxes                                             -
       Taxes on income/(loss)                                                        -
--------------------------------------------------------------------------------------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS                                      -
--------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                                             -
       Taxes on income/(loss)                                                        -
--------------------------------------------------------------------------------------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                    -
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                  $                 -
--------------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended
    October 4, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 9/7/03 - 10/4/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                                   SEPTEMBER 7, 2003 -
              RAINBOW FOOD GROUP, INC.                               OCTOBER 4, 2003
--------------------------------------------------------------------------------------
NET SALES                                                          $                 -
COSTS AND EXPENSES:
       Cost of sales                                                                 -
       Selling and administrative                                                    -
       Reorganization items, net                                                     -
       Interest expense                                                              -
       Interest income and other                                                     -
       Impairment/restructuring charges                                              -
       Litigation charges                                                            -
--------------------------------------------------------------------------------------
           TOTAL COSTS AND EXPENSES                                                  -
--------------------------------------------------------------------------------------

       Income/(Loss) before income taxes                                             -
       Taxes on income/(loss)                                                        -
--------------------------------------------------------------------------------------
       INCOME/(LOSS) FROM CONTINUING OPERATIONS                                      -
--------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
       Income/(Loss) before income taxes                                            34
       Taxes on income/(loss)                                                        -
--------------------------------------------------------------------------------------
       INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                   34
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                  $                34
--------------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended
    October 4, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 9/7/03 - 10/4/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                             SEPTEMBER 7, 2003 -
RETAIL INVESTMENTS, INC.                                       OCTOBER 4, 2003
--------------------------------------------------------------------------------
NET SALES                                                         $         -
COSTS AND EXPENSES:
     Cost of sales                                                          -
     Selling and administrative                                             -
     Reorganization items, net                                              -
     Interest expense                                                       -
     Interest income and other                                              -
     Impairment/restructuring charges                                       -
     Litigation charges                                                     -
-----------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                           -
-----------------------------------------------------------------------------

     Income/(Loss) before income taxes                                      -
     Taxes on income/(loss)                                                 -
-----------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                               -
-----------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                      -
     Taxes on income/(loss)                                                 -
-----------------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                             -
-----------------------------------------------------------------------------

NET INCOME/(LOSS)                                                 $         -
-----------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended October 4, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 9/7/03 - 10/4/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                             SEPTEMBER 7, 2003 -
RFS MARKETING SERVICES, INC.                                   OCTOBER 4, 2003
--------------------------------------------------------------------------------
NET SALES                                                         $         -
COSTS AND EXPENSES:
     Cost of sales                                                          -
     Selling and administrative                                             -
     Reorganization items, net                                              -
     Interest expense                                                       -
     Interest income and other                                              -
     Impairment/restructuring charges                                       -
     Litigation charges                                                     -
-----------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                           -
-----------------------------------------------------------------------------

     Income/(Loss) before income taxes                                      -
     Taxes on income/(loss)                                                 -
-----------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                               -
-----------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                      -
     Taxes on income/(loss)                                                 -
-----------------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                             -
-----------------------------------------------------------------------------

NET INCOME/(LOSS)                                                 $         -
-----------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended October 4, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 9/7/03 - 10/4/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                             SEPTEMBER 7, 2003 -
RICHMAR FOODS, INC.                                            OCTOBER 4, 2003
---------------------------------------------------------------------------------
NET SALES                                                         $         -
COSTS AND EXPENSES:
     Cost of sales                                                          -
     Selling and administrative                                             -
     Reorganization items, net                                              -
     Interest expense                                                       -
     Interest income and other                                              -
     Impairment/restructuring charges                                       -
     Litigation charges                                                     -
-----------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                           -
-----------------------------------------------------------------------------

     Income/(Loss) before income taxes                                      -
     Taxes on income/(loss)                                                 -
-----------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                               -
-----------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                 (1,889)
     Taxes on income/(loss)                                                 -
-----------------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                        (1,889)
-----------------------------------------------------------------------------

NET INCOME/(LOSS)                                                 $    (1,889)
-----------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended October 4, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 9/7/03 - 10/4/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                       AS OF
FLEMING COMPANIES, INC. & SUBSIDIARIES [2]                        OCTOBER 4, 2003
----------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                     $   632,120
      Receivables, net [3]                                              525,192
      Inventories                                                       176,257
      Assets held for sale [4]                                           17,439
      Other current assets                                               47,130
-------------------------------------------------------------------------------
          TOTAL CURRENT ASSETS                                        1,398,138
-------------------------------------------------------------------------------

Investments and notes receivable, net                                     1,724
Investment in direct financing leases                                     6,535

-------------------------------------------------------------------------------
Net property and equipment                                               50,085
-------------------------------------------------------------------------------
Other assets                                                            145,240
-------------------------------------------------------------------------------

TOTAL ASSETS                                                        $ 1,601,722
-------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable [3]                                          $    72,283
      Liabilities held for sale                                               -
      Other current liabilities [15]                                     47,222
-------------------------------------------------------------------------------
          TOTAL CURRENT LIABILITIES                                     119,505
-------------------------------------------------------------------------------

Long-term debt                                                                -
Long-term obligations under capital leases [15]                           7,818
Other liabilities                                                         4,532

Liabilities subject to compromise [5] [6]                             3,001,705

Net intercompany due to (from) [7]                                       (7,586)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                           136,221
      Capital in excess of par value                                    709,521
      Reinvested earnings (deficit)                                  (2,242,731)
      Accumulated other comprehensive income:
          Additional minimum pension liability                         (129,215)
          Cumulative foreign currency translation adjustment              1,952
-------------------------------------------------------------------------------
          TOTAL SHAREHOLDERS' EQUITY                                $(1,524,252)
-------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                          $ 1,601,722
-------------------------------------------------------------------------------

                                                                    FORM MOR - 3

LIABILITIES SUBJECT TO COMPROMISE [5] [6]
Debt and notes payable [8] [9]                                      $ 1,857,883
Accounts payable [10] [16]                                              666,346
Closed store reserves [11]                                               40,364
Other liabilities [12] [17]                                             186,526
Pension obligation [13] [18]                                            220,287
Taxes payable [14] [19]                                                  30,299
                                                                    -----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                             $ 3,001,705

GENERAL

[1] The period close for certain legal entities was as of October 4, 2003. Others had a period close of September 30, 2003. See additional explanation on each legal entity's Balance Sheet.

[2] Excludes ABCO Markets, Inc., ABCO Realty Corp., ASI Office Automation, Inc., C/M Products, Inc., Fleming Foods Management Co., L.L.C., Fleming Supermarkets of Florida, Inc., Food 4 Less Beverage Company, Inc., FuelServ, Inc., General Acceptance Corporation, Marquise Ventures Company, Inc. and Retail Supermarkets, Inc. as these entities had no ending balances as of period close. In addition, no individual Balance Sheets have been provided for these entities in the Monthly Operating Report.

[3] The accounts payable balance as of October 4, 2003 includes accounts due from customers as well as vendor deductions for PRADS, military, advertising and other vendor related deductions. In previous periods, the Company reclassified the net debit balances, for each legal entity, from accounts payable to accounts receivable. As vendor detail information has been reconciled, the Company has reclassified the net debit balances identifiable by vendor for each legal entity. The Company continues to reconcile such information and additional adjustments are expected in future periods. No amount has currently been reserved for receivables from vendors. Fleming continues to evaluate the recoverability of its customer accounts receivable.

[4] Continuing Operations as of Period 10, 2003 includes only the convenience business (Core-Mark, including the Fleming 7). Assets of all other businesses have been reclassified as Assets Held for Sale and liabilities as Liabilities Held for Sale as required by SFAS 146.

[5] Liabilities Subject to Compromise is comprised of prepetition long-term debt, accounts payable, closed store reserves, other liabilities, pension obligation and taxes payable. The Company continues to reconcile its liabilities subject to compromise and anticipates additional adjustments will be made in future periods. Additionally, the Company believes that an accounting entry was double-booked in previous periods. A correcting entry has been made on a cumulative basis in Period 10. See additional explanations on each legal entity's balance sheet.

[6] The Company may have paid certain prepetition liabilities. Not all payments made related to prepetition debts are reflected in the Liabilities Subject to Compromise. As a result, the Liabilities Subject to Compromise may be overstated.

[7] The Net Intercompany Due To (From) line on the entity level balance sheets (except for Fleming Companies, Inc.) will also include that entity's net equity.

[8] The senior notes, convertible notes, and senior subordinated notes are guaranteed by substantially all of Fleming's wholly-owned direct and indirect subsidiaries. The guarantees are joint and several, full, complete and unconditional. Within the Monthly Operating Report all related amounts are reflected on the Fleming Companies, Inc. balance sheet.

FLEMING ENTITIES

[9] Debt and notes payable includes bonds, revolver and term Loan and related accrued interest. The debt and notes payable (excluding accrued interest) are period 10 balances. Accrued interest relates to all prepetition debt included in Liabilities Subject to Compromise.

[10] Accounts payable includes trade payables, retailer incentives and accrued expenses. Trade payables and accrued expenses less accrued insurance were taken from the SOFA schedules (excludes Richmar Foods, Inc., Dunigan Fuels, Inc., Favar Concepts, Ltd., Fleming Transportation Service, Inc., Piggly Wiggly Company and RFS Marketing Services, Inc.) Richmar Foods, Inc.'s balance represents a detailed review of the accounts payable trial balance which was performed after the filing of the SOFA schedules. Dunigan Fuels, Inc. is a period 4 balance. Favar Concepts, Ltd., Fleming Transportation Service, Inc., Piggly Wiggly Company and RFS Marketing Services, Inc. are period 3 balances plus 9/28ths of the net activity for period 4 (9 of the 28 days in period 4 were prepetition). Accrued insurance is a period 3 balance. Retailer incentives is a period 3 balance plus 9/28ths of the net activity for period 4. See also footnote 3 above.

[11]     Closed store reserves are period 10 balances.

[12] Other liabilities includes accrued compensation, accrued severance, union pension withdrawal liabilities, other current liabilities, deferred income, and other long-term liabilities. Other current liabilities, other long-term liabilities and deferred income are period 3 balances plus 9/28ths of the net activity for period 4. Accrued Compensation and union pension withdrawal liabilities are period 4 balances (excludes vacation pay which is the amount earned in excess of the $4,650 cap by employees terminated in periods 4 through 10). Accrued severance was taken from the SOFA schedules.

[13]     Pension obligation is a period 10 balance.

[14] Taxes payable includes income taxes and taxes other than income. Income tax liability is a period 4 balance. Taxes other than income is a period 3 balance plus 9/28ths of the net activity for period 4. Cigarette taxes payable is included in accounts payable.

[15] Net balances for capital leases do not include an amount for estimated damages related to the Debtors' bankruptcy filing.

CORE-MARK ENTITIES

[16] Accounts payable includes trade payables, retailer incentives and accrued expenses. Accounts payable represents a review of the accounts payable trial balance. See also footnote 3 above.

[17] Other liabilities, which include accrued compensation, other current liabilities and other long-term liabilities, represent a review of the applicable balance sheet account.

[18]     Pension obligation is a period 10 balance.

[19] Taxes payable includes income taxes and taxes other than income. Income tax liability and taxes other than income are period 4 balances. Cigarette taxes payable is included in accounts payable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   9/7/03 - 10/4/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                         AS OF
ABCO FOOD GROUP, INC.                                               OCTOBER 4, 2003
-----------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
       Cash and cash equivalents                                    $             -
       Receivables, net                                                           -
       Inventories                                                                -
       Assets held for sale                                                       -
       Other current assets                                                       3
-----------------------------------------------------------------------------------
             TOTAL CURRENT ASSETS                                                 3
-----------------------------------------------------------------------------------

Investments and notes receivable, net                                             -
Investment in direct financing leases                                             -

-----------------------------------------------------------------------------------
Net property and equipment                                                        -
-----------------------------------------------------------------------------------
Other assets                                                                      2
-----------------------------------------------------------------------------------
TOTAL ASSETS                                                        $             5
-----------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
       Accounts payable                                             $             -
       Liabilities held for sale                                                  -
       Other current liabilities                                                  -
-----------------------------------------------------------------------------------
             TOTAL CURRENT LIABILITIES                                            -
-----------------------------------------------------------------------------------

Long-term debt                                                                    -
Long-term obligations under capital leases                                        -
Other liabilities                                                                 -

Liabilities subject to compromise                                             1,302

Net intercompany due to (from)                                               (1,297)

SHAREHOLDERS' EQUITY:
       Common stock, $2.50 par value per share                                    -
       Capital in excess of par value                                             -
       Reinvested earnings (deficit)                                              -
       Accumulated other comprehensive income:
             Additional minimum pension liability                                 -
             Cumulative foreign currency translation adjustment                   -
-----------------------------------------------------------------------------------
             TOTAL SHAREHOLDERS' EQUITY                             $             -
-----------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                          $             5
-----------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                              $             -
Accounts payable                                                                  -
Closed store reserves                                                             -
Other liabilities                                                             1,302
Pension obligation                                                                -
Taxes payable                                                                     -
                                                                    ---------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                             $         1,302

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was October 4, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   9/7/03 - 10/4/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                          AS OF
CORE-MARK INTERNATIONAL, INC.                                       SEPTEMBER 30, 2003
--------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
        Cash and cash equivalents [3]                               $          353,880
        Receivables, net                                                       121,429
        Inventories                                                             93,849
        Assets held for sale                                                         -
        Other current assets                                                    29,310
--------------------------------------------------------------------------------------
              TOTAL CURRENT ASSETS                                             598,468
--------------------------------------------------------------------------------------

Investments and notes receivable, net                                                -
Investment in direct financing leases                                                -

--------------------------------------------------------------------------------------
Net property and equipment                                                      20,098
--------------------------------------------------------------------------------------
Other assets                                                                    43,565
--------------------------------------------------------------------------------------
TOTAL ASSETS                                                        $          662,131
--------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
        Accounts payable                                            $           62,112
        Liabilities held for sale                                                    -
        Other current liabilities                                               19,029
--------------------------------------------------------------------------------------
              TOTAL CURRENT LIABILITIES                                         81,141
--------------------------------------------------------------------------------------

Long-term debt                                                                       -
Long-term obligations under capital leases                                           -
Other liabilities                                                                2,989

Liabilities subject to compromise                                              116,578

Net intercompany due to (from)                                                 461,423

SHAREHOLDERS' EQUITY:
        Common stock, $2.50 par value per share                                      -
        Capital in excess of par value                                               -
        Reinvested earnings (deficit)                                                -
        Accumulated other comprehensive income:
              Additional minimum pension liability                                   -
              Cumulative foreign currency translation adjustment                     -
--------------------------------------------------------------------------------------
              TOTAL SHAREHOLDERS' EQUITY                            $                -
--------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                          $          662,131
--------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                              $                -
Accounts payable                                                               108,862
Closed store reserves                                                                -
Other liabilities                                                                    -
Pension obligation                                                               5,578
Taxes payable                                                                    2,138
                                                                    ------------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                             $          116,578

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] All liabilities were reclassified as Liabilities Subject to Compromise as of March 31, 2003 (period 4) except for specific postpetition liabilities, primarily payroll related. Adjustments were made in period 10 as necessary.

[3] This cash balance is overstated (between Core-Mark and Fleming) due to a concentration account not being swept for several periods. During period 11 we made an amendment to our facility and swept the account. the decreased balance will be reflected on the period 11 balance sheet.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   9/7/03 - 10/4/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                          AS OF
CORE-MARK INTERRELATED COMPANIES, INC.                              SEPTEMBER 30, 2003
--------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
       Cash and cash equivalents                                    $                2
       Receivables, net                                                          2,472
       Inventories                                                               8,669
       Assets held for sale                                                          -
       Other current assets                                                         40
--------------------------------------------------------------------------------------
             TOTAL CURRENT ASSETS                                               11,183
--------------------------------------------------------------------------------------

Investments and notes receivable, net                                                -
Investment in direct financing leases                                                -

--------------------------------------------------------------------------------------
Net property and equipment                                                         322
--------------------------------------------------------------------------------------
Other assets                                                                         -
--------------------------------------------------------------------------------------
TOTAL ASSETS                                                        $           11,505
--------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
       Accounts payable                                             $            1,527
       Liabilities held for sale                                                     -
       Other current liabilities                                                   150
--------------------------------------------------------------------------------------
             TOTAL CURRENT LIABILITIES                                           1,677
--------------------------------------------------------------------------------------

Long-term debt                                                                       -
Long-term obligations under capital leases                                           -
Other liabilities                                                                    -

Liabilities subject to compromise                                                    -

Net intercompany due to (from)                                                   9,828

SHAREHOLDERS' EQUITY:
       Common stock, $2.50 par value per share                                       -
       Capital in excess of par value                                                -
       Reinvested earnings (deficit)                                                 -
       Accumulated other comprehensive income:
             Additional minimum pension liability                                    -
             Cumulative foreign currency translation adjustment                      -
--------------------------------------------------------------------------------------
             TOTAL SHAREHOLDERS' EQUITY                             $                -
--------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                          $           11,505
--------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                              $                -
Accounts payable                                                                     -
Closed store reserves                                                                -
Other liabilities                                                                    -
Pension obligation                                                                   -
Taxes payable                                                                        -
                                                                    ------------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                             $                -

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] All liabilities were reclassified as Liabilities Subject to Compromise as of March 31, 2003 (period 4) except for specific postpetition liabilities, primarily payroll related. Adjustments were made in period 10 as necessary.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   9/7/03 - 10/4/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                          AS OF
CORE-MARK MID-CONTINENT, INC.                                       SEPTEMBER 30, 2003
--------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
       Cash and cash equivalents                                    $               98
       Receivables, net                                                         22,857
       Inventories                                                              23,155
       Assets held for sale                                                          -
       Other current assets                                                      1,602
--------------------------------------------------------------------------------------
             TOTAL CURRENT ASSETS                                               47,712
--------------------------------------------------------------------------------------

Investments and notes receivable, net                                                -
Investment in direct financing leases                                                -

--------------------------------------------------------------------------------------
Net property and equipment                                                      11,855
--------------------------------------------------------------------------------------
Other assets                                                                     2,847
--------------------------------------------------------------------------------------
TOTAL ASSETS                                                        $           62,414
--------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
       Accounts payable                                             $            1,230
       Liabilities held for sale                                                     -
       Other current liabilities                                                 1,255
--------------------------------------------------------------------------------------
             TOTAL CURRENT LIABILITIES                                           2,485
--------------------------------------------------------------------------------------

Long-term debt                                                                       -
Long-term obligations under capital leases                                           -
Other liabilities                                                                    -

Liabilities subject to compromise                                                7,544

Net intercompany due to (from)                                                  52,385

SHAREHOLDERS' EQUITY:
       Common stock, $2.50 par value per share                                       -
       Capital in excess of par value                                                -
       Reinvested earnings (deficit)                                                 -
       Accumulated other comprehensive income:
             Additional minimum pension liability                                    -
             Cumulative foreign currency translation adjustment                      -
--------------------------------------------------------------------------------------
             TOTAL SHAREHOLDERS' EQUITY                             $                -
--------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                          $           62,414
--------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                              $                -
Accounts payable                                                                 7,544
Closed store reserves                                                                -
Other liabilities                                                                    -
Pension obligation                                                                   -
Taxes payable                                                                        -
                                                                    ------------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                             $            7,544

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] All liabilities were reclassified as Liabilities Subject to Compromise as of March 31, 2003 (period 4) except for specific postpetition liabilities, primarily payroll related. Adjustments were made in period 10 as necessary.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   9/7/03 - 10/4/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                         AS OF
DUNIGAN FUELS, INC.                                                 OCTOBER 4, 2003
-----------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
       Cash and cash equivalents                                    $             -
       Receivables, net                                                       3,037
       Inventories                                                                -
       Assets held for sale                                                       -
       Other current assets                                                       -
-----------------------------------------------------------------------------------
             TOTAL CURRENT ASSETS                                             3,037
-----------------------------------------------------------------------------------

Investments and notes receivable, net                                             -
Investment in direct financing leases                                             -

-----------------------------------------------------------------------------------
Net property and equipment                                                        -
-----------------------------------------------------------------------------------
Other assets                                                                      -
-----------------------------------------------------------------------------------
TOTAL ASSETS                                                        $         3,037
-----------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
       Accounts payable                                             $           302
       Liabilities held for sale                                                  -
       Other current liabilities                                                  -
-----------------------------------------------------------------------------------
             TOTAL CURRENT LIABILITIES                                          302
-----------------------------------------------------------------------------------

Long-term debt                                                                    -
Long-term obligations under capital leases                                        -
Other liabilities                                                                 -

Liabilities subject to compromise                                             8,867

Net intercompany due to (from)                                               (6,132)

SHAREHOLDERS' EQUITY:
       Common stock, $2.50 par value per share                                    -
       Capital in excess of par value                                             -
       Reinvested earnings (deficit)                                              -
       Accumulated other comprehensive income:
             Additional minimum pension liability                                 -
             Cumulative foreign currency translation adjustment                   -
-----------------------------------------------------------------------------------
             TOTAL SHAREHOLDERS' EQUITY                             $             -
-----------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                          $         3,037
-----------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                              $             -
Accounts payable                                                              8,695
Closed store reserves                                                           172
Other liabilities                                                                 -
Pension obligation                                                                -
Taxes payable                                                                     -
                                                                    ---------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                             $         8,867

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was October 4, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   9/7/03 - 10/4/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                         AS OF
FAVAR CONCEPTS, LTD                                                 OCTOBER 4, 2003
-----------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
       Cash and cash equivalents                                    $             -
       Receivables, net                                                           -
       Inventories                                                                -
       Assets held for sale                                                       -
       Other current assets                                                       -
-----------------------------------------------------------------------------------
             TOTAL CURRENT ASSETS                                                 -
-----------------------------------------------------------------------------------

Investments and notes receivable, net                                             -
Investment in direct financing leases                                             -

-----------------------------------------------------------------------------------
Net property and equipment                                                        -
-----------------------------------------------------------------------------------
Other assets                                                                      -
-----------------------------------------------------------------------------------
TOTAL ASSETS                                                        $             -
-----------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
       Accounts payable                                             $            63
       Liabilities held for sale                                                  -
       Other current liabilities                                                  -
-----------------------------------------------------------------------------------
             TOTAL CURRENT LIABILITIES                                           63
-----------------------------------------------------------------------------------

Long-term debt                                                                    -
Long-term obligations under capital leases                                        -
Other liabilities                                                                 -

Liabilities subject to compromise                                               459

Net intercompany due to (from)                                                 (522)

SHAREHOLDERS' EQUITY:
       Common stock, $2.50 par value per share                                    -
       Capital in excess of par value                                             -
       Reinvested earnings (deficit)                                              -
       Accumulated other comprehensive income:
             Additional minimum pension liability                                 -
             Cumulative foreign currency translation adjustment                   -
-----------------------------------------------------------------------------------
             TOTAL SHAREHOLDERS' EQUITY                             $             -
-----------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                          $             -
-----------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                              $             -
Accounts payable                                                                459
Closed store reserves                                                             -
Other liabilities                                                                 -
Pension obligation                                                                -
Taxes payable                                                                     -
                                                                    ---------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                             $           459

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was October 4, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   9/7/03 - 10/4/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                        AS OF
FLEMING COMPANIES, INC.                                             OCTOBER 4, 2003
-----------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
        Cash and cash equivalents                                   $       277,920
        Receivables, net                                                    279,184
        Inventories                                                          25,910
        Assets held for sale                                                 12,181
        Other current assets                                                 12,115
-----------------------------------------------------------------------------------
              TOTAL CURRENT ASSETS                                          607,310
-----------------------------------------------------------------------------------

Investments and notes receivable, net                                         1,724
Investment in direct financing leases                                         6,535

-----------------------------------------------------------------------------------
Net property and equipment                                                   11,956
-----------------------------------------------------------------------------------
Other assets                                                                 97,182
-----------------------------------------------------------------------------------
TOTAL ASSETS                                                        $       724,707
-----------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
        Accounts payable                                            $         3,312
        Liabilities held for sale                                                 -
        Other current liabilities                                            20,145
-----------------------------------------------------------------------------------
              TOTAL CURRENT LIABILITIES                                      23,457
-----------------------------------------------------------------------------------

Long-term debt                                                                    -
Long-term obligations under capital leases                                    7,818
Other liabilities                                                             1,543

Liabilities subject to compromise                                         2,771,298

Net intercompany due to (from)                                             (555,157)

SHAREHOLDERS' EQUITY:
        Common stock, $2.50 par value per share                             136,221
        Capital in excess of par value                                      709,521
        Reinvested earnings (deficit)                                    (2,242,731)
        Accumulated other comprehensive income:
              Additional minimum pension liability                         (129,215)
              Cumulative foreign currency translation adjustment              1,952
-----------------------------------------------------------------------------------
              TOTAL SHAREHOLDERS' EQUITY                            $    (1,524,252)
-----------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                          $       724,707
-----------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                              $     1,857,883
Accounts payable                                                            453,748
Closed store reserves                                                        40,192
Other liabilities                                                           180,714
Pension obligation                                                          214,659
Taxes payable                                                                24,102
                                                                    ---------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                             $     2,771,298

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for the continuing operations of this legal entity (four convenience divisions) was as of September 30, 2003, and for the discontinued operations as of October 4, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   9/7/03 - 10/4/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                         AS OF
FLEMING FOODS OF TEXAS, L.P.                                        OCTOBER 4, 2003
-----------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
       Cash and cash equivalents                                    $             -
       Receivables, net                                                      55,236
       Inventories                                                                -
       Assets held for sale                                                   4,650
       Other current assets                                                       -
-----------------------------------------------------------------------------------
             TOTAL CURRENT ASSETS                                            59,886
-----------------------------------------------------------------------------------

Investments and notes receivable, net                                             -
Investment in direct financing leases                                             -

-----------------------------------------------------------------------------------
Net property and equipment                                                        -
-----------------------------------------------------------------------------------
Other assets                                                                      5
-----------------------------------------------------------------------------------
TOTAL ASSETS                                                        $        59,891
-----------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
       Accounts payable                                             $             -
       Liabilities held for sale                                                  -
       Other current liabilities                                                998
-----------------------------------------------------------------------------------
             TOTAL CURRENT LIABILITIES                                          998
-----------------------------------------------------------------------------------

Long-term debt                                                                    -
Long-term obligations under capital leases                                        -
Other liabilities                                                                 -

Liabilities subject to compromise                                            43,456

Net intercompany due to (from)                                               15,437

SHAREHOLDERS' EQUITY:
       Common stock, $2.50 par value per share                                    -
       Capital in excess of par value                                             -
       Reinvested earnings (deficit)                                              -
       Accumulated other comprehensive income:
             Additional minimum pension liability                                 -
             Cumulative foreign currency translation adjustment                   -
-----------------------------------------------------------------------------------
             TOTAL SHAREHOLDERS' EQUITY                             $             -
-----------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                          $        59,891
-----------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                              $             -
Accounts payable                                                             42,027
Closed store reserves                                                             -
Other liabilities                                                               819
Pension obligation                                                                -
Taxes payable                                                                   610
                                                                    ---------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                             $        43,456

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was October 4, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   9/7/03 - 10/4/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                         AS OF
FLEMING INTERNATIONAL, LTD                                          OCTOBER 4, 2003
-----------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
       Cash and cash equivalents                                    $             -
       Receivables, net                                                         321
       Inventories                                                                -
       Assets held for sale                                                       -
       Other current assets                                                       -
-----------------------------------------------------------------------------------
             TOTAL CURRENT ASSETS                                               321
-----------------------------------------------------------------------------------

Investments and notes receivable, net                                             -
Investment in direct financing leases                                             -

-----------------------------------------------------------------------------------
Net property and equipment                                                        -
-----------------------------------------------------------------------------------
Other assets                                                                      -
-----------------------------------------------------------------------------------
TOTAL ASSETS                                                        $           321
-----------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
-----------------------------------------------------------------------------------
CURRENT LIABILITIES:
       Accounts payable                                             $             -
       Liabilities held for sale                                                  -
       Other current liabilities                                                 59
-----------------------------------------------------------------------------------
             TOTAL CURRENT LIABILITIES                                           59
-----------------------------------------------------------------------------------

Long-term debt                                                                    -
Long-term obligations under capital leases                                        -
Other liabilities                                                                 -

Liabilities subject to compromise                                                 -

Net intercompany due to (from)                                                  262

SHAREHOLDERS' EQUITY:
       Common stock, $2.50 par value per share                                    -
       Capital in excess of par value                                             -
       Reinvested earnings (deficit)                                              -
       Accumulated other comprehensive income:
             Additional minimum pension liability                                 -
             Cumulative foreign currency translation adjustment                   -
-----------------------------------------------------------------------------------
             TOTAL SHAREHOLDERS' EQUITY                             $             -
-----------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                          $           321
-----------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                              $             -
Accounts payable                                                                  -
Closed store reserves                                                             -
Other liabilities                                                                 -
Pension obligation                                                                -
Taxes payable                                                                     -
                                                                    ---------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                             $             -

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was October 4, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 9/7/03 - 10/4/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000's)

                                                                     AS OF
FLEMING TRANSPORTATION SERVICES, INC.                            OCTOBER 4, 2003
--------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                  $             -
      Receivables, net                                                     1,763
      Inventories                                                              -
      Assets held for sale                                                   608
      Other current assets                                                     -
--------------------------------------------------------------------------------
          TOTAL CURRENT ASSETS                                             2,371
--------------------------------------------------------------------------------
Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -

--------------------------------------------------------------------------------
Net property and equipment                                                     -
--------------------------------------------------------------------------------
Other assets                                                                   -
--------------------------------------------------------------------------------
TOTAL ASSETS                                                     $         2,371
--------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                           $             -
      Liabilities held for sale                                                -
      Other current liabilities                                              426
--------------------------------------------------------------------------------
          TOTAL CURRENT LIABILITIES                                          426
--------------------------------------------------------------------------------

Long-term debt                                                                 -
Long-term obligations under capital leases                                     -
Other liabilities                                                              -

Liabilities subject to compromise                                            242

Net intercompany due to (from)                                             1,703

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                  -
      Capital in excess of par value                                           -
      Reinvested earnings (deficit)                                            -
      Accumulated other comprehensive income:
          Additional minimum pension liability                                 -
          Cumulative foreign currency translation adjustment                   -
--------------------------------------------------------------------------------
          TOTAL SHAREHOLDERS' EQUITY                             $             -
--------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                       $         2,371
--------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                           $             -
Accounts payable                                                             208
Closed store reserves                                                          -
Other liabilities                                                             25
Pension obligation                                                             -
Taxes payable                                                                  9
                                                                 ---------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                          $           242

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was October 4, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 9/7/03 - 10/4/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000's)

                                                                       AS OF
HEAD DISTRIBUTING COMPANY                                        SEPTEMBER 30, 2003
-----------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                      $         -
      Receivables, net                                                    12,375
      Inventories                                                         11,311
      Assets held for sale                                                     -
      Other current assets                                                   635
--------------------------------------------------------------------------------
          TOTAL CURRENT ASSETS                                            24,321
--------------------------------------------------------------------------------
Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -

--------------------------------------------------------------------------------
Net property and equipment                                                 3,611
--------------------------------------------------------------------------------
Other assets                                                               1,074
--------------------------------------------------------------------------------
TOTAL ASSETS                                                         $    29,006
--------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                               $         -
      Liabilities held for sale                                                -
      Other current liabilities                                            1,229
--------------------------------------------------------------------------------
          TOTAL CURRENT LIABILITIES                                        1,229
--------------------------------------------------------------------------------

Long-term debt                                                                 -
Long-term obligations under capital leases                                     -
Other liabilities                                                              -

Liabilities subject to compromise                                          7,320

Net intercompany due to (from)                                            20,457

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                  -
      Capital in excess of par value                                           -
      Reinvested earnings (deficit)                                            -
      Accumulated other comprehensive income:
          Additional minimum pension liability                                 -
          Cumulative foreign currency translation adjustment                   -
--------------------------------------------------------------------------------
          TOTAL SHAREHOLDERS' EQUITY                                 $         -
--------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                           $    29,006
--------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                               $         -
Accounts payable                                                           7,320
Closed store reserves                                                          -
Other liabilities                                                              -
Pension obligation                                                             -
Taxes payable                                                                  -
                                                                     -----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                              $     7,320

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] All liabilities were reclassified as Liabilities Subject to Compromise as of March 31, 2003 (period 4) except for specific postpetition liabilities, primarily payroll related. Adjustments were made in period 10 as necessary.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 9/7/03 - 10/4/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000's)

                                                                         AS OF
MINTER-WEISMAN CO.                                               SEPTEMBER 30, 2003
-----------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                      $       206
      Receivables, net                                                    15,209
      Inventories                                                         13,363
      Assets held for sale                                                     -
      Other current assets                                                   321
--------------------------------------------------------------------------------
          TOTAL CURRENT ASSETS                                            29,099
--------------------------------------------------------------------------------
Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -
--------------------------------------------------------------------------------
Net property and equipment                                                 2,243
--------------------------------------------------------------------------------
Other assets                                                                 452
--------------------------------------------------------------------------------

TOTAL ASSETS                                                         $    31,794
--------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                               $     3,303
      Liabilities held for sale                                                -
      Other current liabilities                                              207
--------------------------------------------------------------------------------
          TOTAL CURRENT LIABILITIES                                        3,510
--------------------------------------------------------------------------------

Long-term debt                                                                 -
Long-term obligations under capital leases                                     -
Other liabilities                                                              -

Liabilities subject to compromise                                          9,326

Net intercompany due to (from)                                            18,958

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                  -
      Capital in excess of par value                                           -
      Reinvested earnings (deficit)                                            -
      Accumulated other comprehensive income:
          Additional minimum pension liability                                 -
          Cumulative foreign currency translation adjustment                   -
--------------------------------------------------------------------------------
          TOTAL SHAREHOLDERS' EQUITY                                 $         -
--------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                           $    31,794
--------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                               $         -
Accounts payable                                                           9,326
Closed store reserves                                                          -
Other liabilities                                                              -
Pension obligation                                                             -
Taxes payable                                                                  -
                                                                     -----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                              $     9,326

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] All liabilities were reclassified as Liabilities Subject to Compromise as of March 31, 2003 (period 4) except for specific postpetition liabilities, primarily payroll related. Adjustments were made in period 10 as necessary.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 9/7/03 - 10/4/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000's)

                                                                       AS OF
PIGGLY WIGGLY COMPANY                                              OCTOBER 4, 2003
----------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                      $         1
      Receivables, net                                                       729
      Inventories                                                              -
      Assets held for sale                                                     -
      Other current assets                                                     -
--------------------------------------------------------------------------------
          TOTAL CURRENT ASSETS                                               730
--------------------------------------------------------------------------------

Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -

--------------------------------------------------------------------------------

Net property and equipment                                                     -
--------------------------------------------------------------------------------
Other assets                                                                   -
--------------------------------------------------------------------------------

TOTAL ASSETS                                                         $       730
--------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                               $         -
      Liabilities held for sale                                                -
      Other current liabilities                                               19
--------------------------------------------------------------------------------
          TOTAL CURRENT LIABILITIES                                           19
--------------------------------------------------------------------------------

Long-term debt                                                                 -
Long-term obligations under capital leases                                     -
Other liabilities                                                              -

Liabilities subject to compromise                                            597

Net intercompany due to (from)                                               114

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                  -
      Capital in excess of par value                                           -
      Reinvested earnings (deficit)                                            -
      Accumulated other comprehensive income:
          Additional minimum pension liability                                 -
          Cumulative foreign currency translation adjustment                   -
--------------------------------------------------------------------------------
          TOTAL SHAREHOLDERS' EQUITY                                 $         -
--------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                           $       730
--------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                               $         -
Accounts payable                                                             597
Closed store reserves                                                          -
Other liabilities                                                              -
Pension obligation                                                             -
Taxes payable                                                                  -
                                                                     -----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                              $       597

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was October 4, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 9/7/03 - 10/4/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000's)

                                                                        AS OF
PROGRESSIVE REALTY, INC.                                           OCTOBER 4, 2003
----------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                      $         -
      Receivables, net                                                         -
      Inventories                                                              -
      Assets held for sale                                                     -
      Other current assets                                                     -
--------------------------------------------------------------------------------
          TOTAL CURRENT ASSETS                                                 -
--------------------------------------------------------------------------------

Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -

--------------------------------------------------------------------------------
Net property and equipment                                                     -
--------------------------------------------------------------------------------
Other assets                                                                   -
--------------------------------------------------------------------------------
TOTAL ASSETS                                                         $         -
--------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                               $         9
      Liabilities held for sale                                                -
      Other current liabilities                                              290
--------------------------------------------------------------------------------
          TOTAL CURRENT LIABILITIES                                          299
--------------------------------------------------------------------------------

Long-term debt                                                                 -
Long-term obligations under capital leases                                     -
Other liabilities                                                              -

Liabilities subject to compromise                                          1,220

Net intercompany due to (from)                                            (1,519)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                  -
      Capital in excess of par value                                           -
      Reinvested earnings (deficit)                                            -
      Accumulated other comprehensive income:
          Additional minimum pension liability                                 -
          Cumulative foreign currency translation adjustment                   -
--------------------------------------------------------------------------------
          TOTAL SHAREHOLDERS' EQUITY                                 $         -
--------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                           $         -
--------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                               $         -
Accounts payable                                                               -
Closed store reserves                                                          -
Other liabilities                                                          1,220
Pension obligation                                                             -
Taxes payable                                                                  -
                                                                     -----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                              $     1,220

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was October 4, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

'
FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 9/7/03 - 10/4/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000's)

                                                                         AS OF
RAINBOW FOOD GROUP, INC.                                            OCTOBER 4, 2003
-----------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                      $         -
      Receivables, net                                                     5,849
      Inventories                                                              -
      Assets held for sale                                                     -
      Other current assets                                                    95
--------------------------------------------------------------------------------
          TOTAL CURRENT ASSETS                                             5,944
--------------------------------------------------------------------------------

Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -

--------------------------------------------------------------------------------

Net property and equipment                                                     -
--------------------------------------------------------------------------------
Other assets                                                                  80
--------------------------------------------------------------------------------

TOTAL ASSETS                                                         $     6,024
--------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                               $       425
      Liabilities held for sale                                                -
      Other current liabilities                                            2,949
--------------------------------------------------------------------------------
          TOTAL CURRENT LIABILITIES                                        3,374
--------------------------------------------------------------------------------

Long-term debt                                                                 -
Long-term obligations under capital leases                                     -
Other liabilities                                                              -

Liabilities subject to compromise                                         19,309

Net intercompany due to (from)                                           (16,659)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                  -
      Capital in excess of par value                                           -
      Reinvested earnings (deficit)                                            -
      Accumulated other comprehensive income:
          Additional minimum pension liability                                 -
          Cumulative foreign currency translation adjustment                   -
--------------------------------------------------------------------------------
          TOTAL SHAREHOLDERS' EQUITY                                 $         -
--------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                           $     6,024
--------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                               $         -
Accounts payable                                                          19,073
Closed store reserves                                                          -
Other liabilities                                                            236
Pension obligation                                                             -
Taxes payable                                                                  -
                                                                     -----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                              $    19,309

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was October 4, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 9/7/03 - 10/4/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000's)

                                                                         AS OF
RETAIL INVESTMENTS, INC.                                           OCTOBER 4, 2003
----------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                      $         1
      Receivables, net                                                         -
      Inventories                                                              -
      Assets held for sale                                                     -
      Other current assets                                                     -
--------------------------------------------------------------------------------
          TOTAL CURRENT ASSETS                                                 1
--------------------------------------------------------------------------------

Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -

--------------------------------------------------------------------------------
Net property and equipment                                                     -
--------------------------------------------------------------------------------
Other assets                                                                   -
--------------------------------------------------------------------------------

TOTAL ASSETS                                                         $         1
--------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                               $         -
      Liabilities held for sale                                                -
      Other current liabilities                                                3
--------------------------------------------------------------------------------
          TOTAL CURRENT LIABILITIES                                            3
--------------------------------------------------------------------------------

Long-term debt                                                                 -
Long-term obligations under capital leases                                     -
Other liabilities                                                              -

Liabilities subject to compromise                                              -

Net intercompany due to (from)                                                (2)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                  -
      Capital in excess of par value                                           -
      Reinvested earnings (deficit)                                            -
      Accumulated other comprehensive income:
          Additional minimum pension liability                                 -
          Cumulative foreign currency translation adjustment                   -
--------------------------------------------------------------------------------
          TOTAL SHAREHOLDERS' EQUITY                                 $         -
--------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                           $         1
--------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                               $         -
Accounts payable                                                               -
Closed store reserves                                                          -
Other liabilities                                                              -
Pension obligation                                                             -
Taxes payable                                                                  -
                                                                     -----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                              $         -

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was October 4, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 9/7/03 - 10/4/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000's)

                                                                         AS OF
RFS MARKETING SERVICES, INC.                                       OCTOBER 4, 2003
----------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                      $        12
      Receivables, net                                                        23
      Inventories                                                              -
      Assets held for sale                                                     -
      Other current assets                                                     1
--------------------------------------------------------------------------------
          TOTAL CURRENT ASSETS                                                36
--------------------------------------------------------------------------------

Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -

--------------------------------------------------------------------------------
Net property and equipment                                                     -
--------------------------------------------------------------------------------
Other assets                                                                  33
--------------------------------------------------------------------------------
TOTAL ASSETS                                                         $        69
--------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                               $         -
      Liabilities held for sale                                                -
      Other current liabilities                                                -
--------------------------------------------------------------------------------
          TOTAL CURRENT LIABILITIES                                            -
--------------------------------------------------------------------------------

Long-term debt                                                                 -
Long-term obligations under capital leases                                     -
Other liabilities                                                              -

Liabilities subject to compromise                                             53

Net intercompany due to (from)                                                16

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                  -
      Capital in excess of par value                                           -
      Reinvested earnings (deficit)                                            -
      Accumulated other comprehensive income:
          Additional minimum pension liability                                 -
          Cumulative foreign currency translation adjustment                   -
--------------------------------------------------------------------------------
          TOTAL SHAREHOLDERS' EQUITY                                 $         -
--------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                           $        69
--------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                               $         -
Accounts payable                                                              30
Closed store reserves                                                          -
Other liabilities                                                             23
Pension obligation                                                             -
Taxes payable                                                                  -
                                                                     ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                              $        53

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was October 4, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 9/7/03 - 10/4/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                        AS OF
RICHMAR FOODS, INC.                                                OCTOBER 4, 2003
----------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                      $         -
      Receivables, net                                                     4,708
      Inventories                                                              -
      Assets held for sale                                                     -
      Other current assets                                                 3,008
--------------------------------------------------------------------------------
          TOTAL CURRENT ASSETS                                             7,716
--------------------------------------------------------------------------------

Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -

--------------------------------------------------------------------------------
Net property and equipment                                                     -
--------------------------------------------------------------------------------
Other assets                                                                   -
--------------------------------------------------------------------------------
TOTAL ASSETS                                                         $     7,716
---------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                               $         -
      Liabilities held for sale                                                -
      Other current liabilities                                              463
--------------------------------------------------------------------------------
          TOTAL CURRENT LIABILITIES                                          463
--------------------------------------------------------------------------------

Long-term debt                                                                 -
Long-term obligations under capital leases                                     -
Other liabilities                                                              -

Liabilities subject to compromise                                         14,134

Net intercompany due to (from)                                            (6,881)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                  -
      Capital in excess of par value                                           -
      Reinvested earnings (deficit)                                            -
      Accumulated other comprehensive income:
          Additional minimum pension liability                                 -
          Cumulative foreign currency translation adjustment                   -
--------------------------------------------------------------------------------
          TOTAL SHAREHOLDERS' EQUITY                                 $         -
--------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                           $     7,716
--------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                               $         -
Accounts payable                                                           8,457
Closed store reserves                                                          -
Other liabilities                                                          2,187
Pension obligation                                                            50
Taxes payable                                                              3,440
                                                                     -----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                              $    14,134

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was October 4, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 9/7/03 - 10/4/03
(DOLLARS IN 000'S)

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                         BEGINNING      AMOUNT                   ENDING
                                            TAX      WITHHELD OR    AMOUNT        TAX
        FLEMING                          LIABILITY     ACCRUED     PAID [11]    LIABILITY
-----------------------------------------------------------------------------------------
FEDERAL
Payroll Taxes [1]                        $   (115)   $   (3,541)   $   3,635    $    (21)
Income                                       (975)          (74)          54        (995)
    TOTAL FEDERAL TAXES                  $ (1,090)   $   (3,615)   $   3,689    $ (1,016)
----------------------------------------------------------------------------------------
STATE AND LOCAL
Payroll Taxes [1]                        $   (313)   $     (549)   $     463    $   (399)
Sales [2][12]                              (1,681)         (373)         124      (1,930)
Excise [2]                                    (32)            -           11         (21)
Real & Personal Property [3]              (10,468)          365        1,403      (8,700)
Cigarette & Tobacco [4]                         -             -            -           -
Franchise [2]                                (276)           74            1        (201)
    Total State and Local                 (12,770)   $     (483)   $   2,002     (11,251)
TOTAL TAXES                               (13,860)   $   (4,098)   $   5,691     (12,267)
-----------------------------------------------------------------------------------------

                                         BEGINNING     AMOUNT                     ENDING
                                            TAX      WITHHELD OR    AMOUNT          TAX
             CORE-MARK [9]               LIABILITY     ACCRUED       PAID       LIABILITY
-----------------------------------------------------------------------------------------
FEDERAL
Payroll Taxes [1]                        $    (205)  $   (2,521)   $   2,469    $    (257)
Income                                           -            -            -           -
    TOTAL FEDERAL TAXES                  $    (205)  $   (2,521)   $   2,469    $   (257)
-----------------------------------------------------------------------------------------
STATE AND LOCAL
Payroll Taxes [1]                        $       0   $     (324)   $     323    $      (1)
Sales                                          (14)         (43)          37          (20)
Excise                                        (492)        (176)         247         (421)
Real & Personal Property [3]                  (466)        (192)          80         (578)
Cigarette & Tobacco                        (39,371)     (85,892)      83,333      (41,930)
Other: GST [5]                              (2,059)      (1,865)       2,009       (1,915)
Other: Spokane & Portland B&O Tax [6]          (80)         (28)         (11)        (119)
    Total State and Local                $ (42,482)  $  (88,520)   $  86,018    $ (44,984)
TOTAL TAXES                              $ (42,687)  $  (91,041)   $  88,487    $ (45,241)
-----------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

FLEMING ACCOUNTS PAYABLE AGING (IN THOUSANDS)                          AMOUNT
Current                                                              $         -
0 - 30 days [7]                                                            7,414
31 - 60 days                                                                   -
61 - 90 days                                                                   -
91+ days                                                                       -
Total Accounts Payable [8]                                           $     7,414

CORE-MARK ACCOUNTS PAYABLE AGING (IN THOUSANDS) [9]                  AMOUNT
Current                                                            $       -
0 - 30 days [7] [10]                                                  64,869
31 - 60 days                                                               -
61 - 90 days                                                               -
91+ days                                                                   -
Total Accounts Payable [8]                                         $  64,869

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

Fleming Companies, Inc. and its related subsidiaries do not have material past due postpetition debts. However, those debts that are past due will be paid through the ordinary course of business. Further, Fleming Companies, Inc. anticipates it will incur certain contract cure costs related to those contracts assigned to C&S Wholesale Grocers, Inc. as a result of the sale of Fleming Companies, Inc.'s wholesale grocery operations.

NOTES

[1] Payroll taxes include all employer and employee payroll related items withheld and accrued. Further, Fleming's payroll taxes, both federal and state, include Core-Mark's seven Eastern divisions.

[2] Sales, Excise and Franchise postpetition taxes are calculated by adding to the period 9 balance the net accrual increase/decrease in period 10.

[3] Fleming's postpetition Real and personal property taxes include 275/365 of 2003 (April 2003 through December 2003) taxes and 2004 taxes. Additionally, Core-Mark's Real & personal property taxes excludes Plymouth as it is included in Fleming. All other Eastern divisions are included in Core-Mark.

[4] There is no longer an accrual or expense related to cigarette and tobacco taxes as all the applicable Fleming entities have been closed or sold.

[5]  GST refers to Canadian Goods and Service Taxes.

[6] B&O tax refers to Business and Occupational taxes for Spokane and Portland only.

[7] Fleming and Core-mark were unable to provide an Accounts Payable Aging. Therefore, Accounts Payable is shown as 30 days old. Fleming's aging includes Head and Minter-Weisman.

[8] Accounts Payable per the Balance Sheet includes trade accounts payable, retailer incentives and other accrued expenses.

[9] Core-Mark's postpetition taxes and Accounts Payable data is for Core-Mark's period 10 which is September 1, 2003 through September 30, 2003.

[10] Core-Mark's Accounts Payable Aging excludes the "Fleming 7" entities.

[11] Amount Paid represents amounts paid, amounts received and other adjustments during the period.

[12] The beginning tax liability for period 10 includes an immaterial error correction from the period 9 ending balance.

                                                                    FORM MOR - 4

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 9/7/03 - 10/4/03
(DOLLARS IN 000'S)

                           ACCOUNTS RECEIVABLE AGINGS

FLEMING ACCOUNTS RECEIVABLE AGING [1] [2]                    AMOUNT
------------------------------------------------------     -----------
Not Due                                                    $       323
Current                                                         34,005
1 - 7 days old                                                   8,807
8 - 14 days old                                                  2,752
15 - 21 days old                                                 4,151
+ Over 21 days                                                 454,183
Credits Over 21 days [1]                                       (61,870)
Total Accounts Receivable                                  $   442,351
Amount considered uncollectible (Bad Debt) [3]                 (63,916)
Accounts Receivable (Net)                                  $   378,435

CORE-MARK ACCOUNTS RECEIVABLE AGING [1] [4]                    AMOUNT
------------------------------------------------------     -------------
Current                                                    $     126,560
1 - 30 days old                                                   17,272
31 - 45 days old                                                   1,955
40 - 60 days old                                                     376
61 - 90 days old                                                     173
91 - 120 days old                                                    314
+ Over 120 days                                                    2,925
Total Accounts Receivable                                  $     149,575
Amount considered uncollectible (Bad Debt) [3]                    (2,817)
Accounts Receivable (Net)                                  $     146,758

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                                                         YES    NO
--------------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business this reporting period?
    If yes, provide an explanation below. [5]                                                                               X

2.  Have any funds been disbursed from any account other than a debtor in possession account this reporting period?
    If yes, provide an explanation below.                                                                                   X

3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation below. [6]                          X

4.  Are workers compensation, general liability and other necessary insurance coverages in effect?
    If no, provide an explanation below.                                                                              X

NOTES

[1] Fleming's Accounts Receivable Aging includes Core-Mark's 7 Eastern divisions ("Fleming 7"). Therefore, Core-Mark's Accounts Receivable Aging excludes them.

[2] An Accounts Receivable Aging was not available Fleming's entities, excluding Wholesale. The Wholesale Accounts Receivable was aged above as it accounts for approximately 26.06% of the Accounts Receivable balance. The remaining accounts receivable balance (including any adjustments) was allocated to each aging category based on the percentage of Fleming's wholesale aging categories to total wholesale accounts receivable.

[3] Amount considered uncollectible (Bad Debt) is per the general ledger for all entities as of October 4, 2003. As a result of the sale of the Company's wholesale distribution business, the Company will review its allowance for doubtful accounts.

[4] Core-Mark's Accounts Receivable data is for Core-Mark's period 10 ended September 30, 2003. Further, Core-Mark's Accounts Receivable Aging total differed from the general ledger total due to timing differences and adjustments. As a result, the remaining receivable balance was allocated to each aging category based on the percentage of each aging category to total accounts receivable.

[5] There has been no sales activity outside of the normal course of business during period 10.

[6] One tax return was not filed timely due to incomplete information. The late return was the August 2003 Alabama Baldwin County Sales Tax return-Geneva Division.

                                                                    FORM MOR - 5

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 9/7/03 - 10/4/03

If additional information is required for the current or any future Monthly Operating Reports, please send the request to Rebecca A. Roof at Fleming Companies (1945 Lakepointe Dr.; Lewisville, TX 75057).

ERNST & YOUNG LLP  2121 San Jacinto Street, Suite 1500             Dallas Office
                   Dallas TX 75201                           Phone(214) 969-8000
                                                        Facsimile (214) 969-9770

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: PERIOD 10,9/7/2003 TO 10/3/2003

                                  TAX AFFIDAVIT

By order of this Court dated May 6, 2003, Ernst & Young (E&Y) has been retained to provide certain tax services to the Debtors (the "Tax Services"). E&Y provided the Tax Services pursuant to the terms and conditions set forth in the engagement letter attached hereto as Ex. A which was allowed under the May 6, 2003 Bankruptcy Court Order of E&Y retention. Pursuant to this retention order, E&Y assists the Debtor with the following tax services during the reporting period on behalf of Fleming Companies, Inc. and affiliates ("the Debtor"):

     - Prepare certain federal income, state income, state franchise, gross receipts and net worth tax returns and provide them to management of the Debtor for signature;

     - Prepare certain sales, excise, and use tax returns for U.S., state and local governments and provide them to management of the Debtor for filing;

     - Provide certain property tax returns prepared by third party consultants to management of the Debtor for filing;

     - Prepare certain property tax returns and provide them to management of the Debtor for filing; and

     - Update a tax filing calendar for certain income, franchise, sales and use, cigarette, tobacco, and other miscellaneous taxes, and business license filings and provide it to Debtor's management for review and approval.

The Debtor's management is responsible for establishing and maintaining its tax system and procedures.

During the reporting period, the following returns were not timely filed due to incomplete information and/or inability for accounts payable to print checks needed to remit with the return at the time the returns were due.

These returns have subsequently been filed with the appropriate jurisdictions.

August 2003 Alabama Baldwin County Sales Tax Return--Geneva Division;

To the best of my knowledge, E&Y has completed the above mentioned activities related to the tax returns covered by the engagement letter which are required to be prepared or filed by the Fleming Companies, Inc. and its affiliates during the reporting period referenced above.

      November 13, 2003
                                                         /s/ Lisa P. Shield
____________________________                             -----------------------
            Date                                         Lisa P. Shield, Partner